THE TRAVELERS INSURANCE COMPANY
                         -------------------------------

                  THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES

           THE TRAVELERS SEPARATE ACCOUNT SEVEN FOR VARIABLE ANNUITIES



                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                     --------------------------------------

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

           THE TRAVELERS SEPARATE ACCOUNT EIGHT FOR VARIABLE ANNUITIES



                TRAVELERS PREMIER ADVISERS - ASSETMANAGER ANNUITY
                       TRAVELERS PREMIER ADVISERS ANNUITY
                      TRAVELERS PREMIER ADVISERS II ANNUITY

                       Supplement dated February 28, 2006

             To the Prospectuses dated May 2, 2005 (as supplemented)

One of the variable funding options within your Travelers variable annuity contract, The Universal Institutional Funds, Inc. ("UIF") Technology Portfolio Class I (the "Portfolio"), will be liquidated on or about April 28, 2006. On February 6, 2006, the Board of Directors of UIF approved the redemption of all shares of the Technology Portfolio, pursuant to UIF's Articles of Incorporation. If you currently have contract value allocated to this variable funding option, you must provide us with instructions to transfer this money to one or more of the other available funding options. If you do not provide such instructions, the proceeds from the liquidation will be transferred automatically to the available Money Market Portfolio.

Please contact us at 1-800-599-9460 if you have any questions.



L-24607


                                       1